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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 31, 2005

                              MITTAL STEEL USA INC.
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                   1-31926                71-0871875
(State or Other Jurisdiction       (Commission             (IRS Employer
      of Incorporation)           File Number)          Identification No.)


             4020 KINROSS LAKES PARKWAY, RICHFIELD, OHIO, 44286-9000 (Address of Principal Executive offices, including Zip Code)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 330-659-9100



                           MITTAL STEEL USA ISG INC.
         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240-14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CRF 240.13e-4(c))

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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The information set forth below under Item 8.01 is hereby incorporated by reference into this Item 1.01.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth below under Item 8.01 is hereby incorporated by reference into this Item 2.03.

ITEM 3.03         MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

The information set forth below under Item 8.01 is hereby incorporated by reference into this Item 3.03.

ITEM 8.01         OTHER EVENTS

On December 31, 2005, pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), Mittal Steel Company N.V.'s wholly owned U.S. operating subsidiary Ispat Inland Inc. ("Inland") merged with and into Mittal Steel Company N.V.'s wholly owned U.S. operating subsidiary Mittal Steel USA ISG Inc. ("Mittal ISG"), with Mittal ISG being the surviving corporation (the "Merger"). Copies of each of the Merger Agreement and the related press release, dated January 3, 2006, are filed herewith as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated by reference herein in their entirety.

The Merger Agreement provides that the surviving corporation will be named "Mittal Steel USA Inc."; incorporates the Certificate of Incorporation and By-laws for the surviving corporation; provides that the members of the Board of Directors and the officers of the surviving corporation will be the same as the current Board of Directors and officers of Mittal ISG; and sets forth the conversion of shares pursuant to the Merger.

In connection with the Merger, Mittal ISG also succeeded to and assumed the obligations of Inland under Inland's existing contracts, including Inland's obligations under (i) the First Mortgage Indenture, dated April 1, 1928, between Inland and First Trust and Savings Bank and Melvin A. Traylor, as Trustees, as amended and supplemented by all supplemental indentures thereto, to and including the Thirty-Ninth Supplemental Indenture thereunder and (ii) the Indenture, dated as of March 25, 2004, among Ispat Inland ULC, the Guarantors (as defined therein) and LaSalle Bank National Association, as Trustee (the "Inland Indenture") relating to Ispat Inland ULC's Senior Secured Floating Rate Notes due 2010 and the 9-3/4% Senior Secured Notes due 2014 (together, the "Notes"). As required by the Inland Indenture, certain subsidiaries of Mittal ISG, which already guarantee Mittal ISG's 6.50% Senior Notes due 2014, also became guarantors under the Inland Indenture as a result of the Merger. Pursuant to the Security Agreement dated as of March 25, 2004 between Inland and LaSalle Bank National Association, as trustee (the "Security Agreement"), those guarantors that are Domestic Subsidiaries (as defined in the Security Agreement) and that own any material Inventory (as defined in the Security Agreement) are required to become Grantors (as defined in the Security Agreement) thereunder and to grant a second ranking security interest in their Collateral (as defined in the Security Agreement) to the trustee for the benefit of the noteholders to secure all of the obligations under the Inland Indenture. Copies of each of the Thirty-Ninth Supplemental Indenture, the Third Supplemental Indenture to the Inland Indenture and the Fourth Supplemental Indenture to the Inland Indenture are filed herewith as Exhibit 99.3, Exhibit 99.4 and Exhibit 99.5, respectively, and are incorporated by reference herein in their entirety.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The following Exhibits are filed as part of this Report on Form
8-K:

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EXHIBIT
NO.               DESCRIPTION OF EXHIBIT

99.1 Agreement and Plan of Merger dated as of December 28, 2005 between Ispat Inland Inc. and Mittal Steel USA ISG Inc.

99.2              Press release issued by Mittal Steel Company N.V. dated
                  January 3, 2006.

99.3 Thirty-Ninth Supplemental Indenture dated as of December 31, 2005 among Ispat Inland Inc., Mittal Steel USA ISG Inc., The Bank of New York and Louis P. Young.

99.4 Third Supplemental Indenture dated as of December 31, 2005 among Ispat Inland ULC, the Guarantors (as defined therein), Mittal Steel USA ISG Inc. and LaSalle Bank National Association.

99.5 Fourth Supplemental Indenture dated as of December 31, 2005 among Ispat Inland ULC, the Guarantors (as defined therein), Mittal Steel USA ISG Inc. and LaSalle Bank National Association.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MITTAL STEEL USA INC.



                                    By: /s/ CARLOS M. HERNANDEZ
                                        ----------------------------
                                    Name:  Carlos M. Hernandez
                                    Title: General Counsel & Secretary

Dated:  January 6, 2006